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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 8, 2005

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

5673 Airport Road, Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.02 Termination of a Material Definitive Agreement.

Please see item 5.02 below. In connection with the resignation of Mr. Gray, an at-will employee, the Company expects to enter into an agreement with Mr. Gray that will terminate and supersede his current executive compensation arrangement and that will provide certain severance benefits upon the conclusion of his employment. The Company will provide additional disclosure when an agreement has been reached.

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 8, 2005, Advance Auto Parts, Inc. (the “Company”) and Jeffrey T. Gray mutually agreed that he will resign as Executive Vice President and Chief Financial Officer, effective immediately. Mr. Gray’s resignation is not the result of any disagreement or other dispute with the Company, known to any executive officer of the Company, regarding any accounting or financial reporting issue. Mr. Gray is expected to continue to be employed by Advance through February 28, 2006.

Item 7.01 Regulation FD Disclosure.

Additionally, on December 8, 2005, Advance Auto Parts, Inc. issued a press release announcing that Jeffrey T. Gray resigned as Executive Vice President and Chief Financial Officer effective immediately. The press release is attached as Exhibit 99.1 and incorporated by reference herein.

                          Note: The information contained in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number
99.1	Press release, dated December 8, 2005, issued by Advance Auto Parts, Inc.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: December 8, 2005	/s/ Michael N. Coppola
(Signature)*
Michael N. Coppola
President and Chief Executive Officer

* Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press release, dated December 8, 2005 issued by Advance Auto Parts, Inc.